Exhibit 25.1


                         POWER OF ATTORNEY


        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints David R. Clark and Nad A. Peterson, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 and any and all amendments and supplements thereto under the Securities Act of 1933, as amended, with respect to the Common Stock Investment Plan (the "Plan") of San Diego Gas & Electric Company, a California corporation ("SDG&E"), which Registration Statement shall register the offer and sale of additional common stock of SDG&E and Plan interests pursuant to the Plan, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Dated April 25, 1995                         /s/ Thomas A. Page
                                         -----------------------------
                                            Thomas A. Page

Dated April 25, 1995                        /s/ Richard C. Atkinson
                                         -----------------------------
                                            Richard C. Atkinson

Dated April 25, 1995                        /s/ Ann Burr
                                         -----------------------------
                                            Ann Burr

Dated April 25, 1995                       /s/ Richard A. Collato
                                         -----------------------------
                                           Richard A. Collato

Dated April 25, 1995                      /s/ Daniel W. Derbes
                                         -----------------------------
                                          Daniel W. Derbes

Dated April 25, 1995                     /s/ Catherine T. Fitzgerald
                                        ------------------------------
                                         Catherine T. Fitzgerald

Dated April 25, 1995                     /s/ Robert H. Goldsmith
                                       -------------------------------
                                         Robert H. Goldsmith

Dated April 25, 1995                    /s/ William D. Jones
                                      --------------------------------
                                        William D. Jones

Dated April 25, 1995                   /s/ Ralph R. Ocampo
                                      --------------------------------
                                       Ralph R. Ocampo

Dated April 25, 1995                   /s/ Thomas C. Stickel
                                      --------------------------------
                                       Thomas C. Stickel